UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

LendingClub Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54752	51-0605731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco CA 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 632.5600

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective October 29, 2014, LendingClub Corporation (“Lending Club”) changed the interest rates assigned to its member loans. Set forth below is a chart showing the interest rates assigned to member loans for each of the Lending Club loan grades.

Sub-Grade	Interest Rate
A1	6.03%
A2	6.49%
A3	6.99%
A4	7.49%
A5	8.19%
B1	8.67%
B2	9.49%
B3	10.49%
B4	11.44%
B5	11.99%
C1	12.39%
C2	12.99%
C3	13.66%
C4	14.31%
C5	14.99%
D1	15.59%
D2	15.99%
D3	16.49%
D4	17.14%
D5	17.86%
E1	18.54%
E2	19.24%
E3	19.99%
E4	20.99%
E5	21.99%
F1	22.99%
F2	23.99%
F3	24.50%
F4	24.99%
F5	25.57%
G1	25.80%
G2	25.83%
G3	25.89%
G4	25.99%
G5	26.06%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

October 29, 2014

	By:	/S/ CARRIE DOLAN
Carrie Dolan
Chief Financial Officer
(duly authorized officer)